EATON VANCE GREATER INDIA FUND

Supplement to Prospectus dated May 1, 2017

Effective on or about October 19, 2017 (the “Effective Date”), and pursuant to a sub-advisory agreement approved by the Board of Trustees, Goldman Sachs Asset Management, L.P. (“GSAM”) assumed Goldman Sachs Asset Management International’s (“GSAMI”) investment sub-advisory responsibilities with respect to the Eaton Vance Greater India Fund (the “Fund”). Prior to the Effective Date, GSAMI, an affiliate of both Goldman Sachs & Co. LLC (“Goldman Sachs”) and GSAM, served as the investment sub-adviser to the Fund. The fees payable by the Fund under the sub-advisory agreement, and the personnel who manage the Fund, has not changed as a result of GSAM’s assumption of responsibilities.

1.

The following replaces “Management” under “Fund Summary”:

Investment Adviser.  Boston Management and Research (“BMR”).

Investment Sub-Adviser.  Goldman Sachs Asset Management, L.P. (“GSAM”).

Portfolio Manager.  The Fund is managed by Hiren Dasani, Executive Director and co-head of Emerging Markets Equity at GSAM, who has managed the Portfolio since May 2017.

2.

The following replaces the eighth and ninth paragraphs under “Management and Organization”:

Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund and Portfolio to Goldman Sachs Asset Management, L.P. (“GSAM”). BMR pays GSAM a portion of its fee for sub-advisory services provided to the Portfolio.  GSAM, registered as an investment adviser with the SEC since 1990, is an indirectly wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc., 200 West Street, New York, New York 10282, is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm.  As of June 30, 2017, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.21 trillion. Prior to September 15, 2016, BMR delegated the investment management of the Portfolio to LGM Investments Ltd., 95 Wigmore Street, London, W1U 1FD, England pursuant to an investment sub-advisory agreement.

Hiren Dasani has served as the portfolio manager of the Portfolio since May 2017. Mr. Dasani joined Goldman Sachs in January 2007 and is currently Executive Director and co-head of Emerging Markets Equity at GSAM.

October 19, 2017	27470 10.19.17

EATON VANCE GREATER INDIA FUND

Supplement to Statement of Additional Information dated May 1, 2017

Effective on or about October 19, 2017 (the “Effective Date”), and pursuant to a sub-advisory agreement approved by the Board of Trustees, Goldman Sachs Asset Management, L.P. (“GSAM”) assumed Goldman Sachs Asset Management International’s (“GSAMI”) investment sub-advisory responsibilities with respect to the Eaton Vance Greater India Fund (the “Fund”). Prior to the Effective Date, GSAMI, an affiliate of both Goldman Sachs & Co. LLC (“Goldman Sachs”) and GSAM, served as the investment sub-adviser to the Fund. The fees payable by the Fund under the sub-advisory agreement, and the personnel who manage the Fund, has not changed as a result of GSAM’s assumption of responsibilities.

1.

References to Goldman Saches Asset Management International should be replaced with Goldman Sachs Asset Management, L.P. and references to GSAMI should be replaced with GSAM throughout the Statement of Additional Information.

2.

The following replaces “Information About Goldman Sachs Asset Management International” under “Investment Advisory and Administrative Services”:

Information About Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management, L.P. (“GSAM”), registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”) since 1990, is an indirectly wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm.  As of June 30, 2017, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.21 trillion.

October 19, 2017	10.19.17